UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 28, 2016

Marketo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35909	56-2558241
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Mariners Island Blvd. Suite 500

San Mateo, California 94404

(Address of principal executive offices, including zip code)

(650) 376-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07              Submission of Matters to a Vote of Securities Holders.

On July 28, 2016, Marketo, Inc. (“Marketo”) held a special meeting of stockholders (the “Special Meeting”) at Marketo’s principal executive offices in San Mateo, CA.

As of the record date, June 28, 2016, there were 45,027,099 shares of common stock of Marketo eligible to be voted at the Special Meeting.  At the Special Meeting, 37,139,769 shares, or approximately 82% of all outstanding shares of common stock, were present either in person or by proxy.  Two matters were voted upon at the special meeting, with the Board of Directors of Marketo recommending a vote “FOR” in connection with each of the proposals voted upon, as further described in the definitive proxy statement filed with the Securities and Exchange Commission on June 29, 2016 (the “Definitive Proxy Statement”).

Proposal No. 1 (the “Merger Proposal”) was to consider and vote on the proposal to adopt the Agreement and Plan of Merger, dated as of May 27, 2016 (the “Merger Agreement”) by and among Marketo, Milestone Holdco, LLC (“Parent”), and Milestone Merger Sub, Inc. (“Merger Sub”). Parent and Merger Sub are entities that are affiliated with Vista Equity Partners Management, LLC, a leading private equity firm focused on investments in software, data and technology-enabled companies. Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into Marketo, with Marketo continuing as the surviving corporation and a wholly owned direct subsidiary of Parent (the “Merger”).

Proposal No. 2 (the “Adjournment Proposal”) was to consider and vote on any proposal to adjourn the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there were insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. Since there were sufficient votes cast at the Special Meeting to adopt the Merger Agreement, a second proposal to adjourn the Special Meeting, if needed or appropriate, to solicit additional proxies was rendered moot.

The Merger Proposal and Adjournment Proposal were approved.  The table below shows the final voting results from the Special Meeting.

	For	Against	Abstain
Proposal 1 – The Merger Proposal	36,747,502	19,968	372,299
Proposal 2 – The Adjournment Proposal	35,725,336	1,333,812	80,621

Legal Notice Regarding Forward-Looking Statements

This filing contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, but not limited to, statements regarding possible or assumed future results of operations of Marketo, the expected completion and timing of the Merger and other information relating to the Merger. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and other words or expressions of similar meaning or import are intended to identify forward-looking statements. You should, therefore, carefully read and consider statements that contain these words or expressions, as such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, (i) the risk that the proposed Merger may not be completed in a timely manner or at all, which may adversely affect Marketo’s business and the price of the common stock of Marketo, (ii) the failure to satisfy all of the conditions precedent to the consummation of the proposed Merger, including, but not limited to, the receipt of certain governmental or regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Marketo’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Marketo’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the Merger and (viii) such other risks and uncertainties as identified in Marketo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2016, each as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements.  Marketo assumes no obligation to update any forward-looking statement contained in this filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2016

MARKETO, INC.

By:	/s/ Margo M. Smith
Name:	Margo M. Smith
Title:	Senior Vice President & General Counsel